                                                                    EXHIBIT 10.4


                            SUBORDINATION AGREEMENT
                            -----------------------


          Subordination Agreement (this "Subordination Agreement") dated as of
                                         -----------------------
May 17, 2001 by and among the Bank Lenders, Intrepid Funding Master Trust, as holder of the RHINOS Debentures and as holder (the "RHINOS Holder") of the
                                                    -------------
Auction Rate Reset Preferred Securities (liquidation amount $1,000 per preferred security) (the "RHINOS") of MRM Capital Trust I, a Delaware statutory business
                ------
trust (the "Trust"), the Trust, the Trustees, The Chase Manhattan Bank, as
            -----
trustee under the Indenture (the "Indenture Trustee"), Mutual Risk Management
                                  -----------------
Ltd., a company organized under the laws of Bermuda ("MRM"), Mutual Group, Ltd.,
                                                      ---
a Delaware corporation ("MG"), the guarantors named herein and the MRM Debenture
                         --
Purchasers, as purchasers of the 9 3/8% Convertible Exchangeable Debentures due 2006 (the "MRM Debentures") of MRM.
           --------------

                                  BACKGROUND
                                  ----------

          As an inducement for the MRM Debenture Purchasers to purchase the MRM Debentures, the Subordinated Lenders have agreed to enter into this Subordination Agreement to provide for the subordination of all Obligations arising under the Subordinated Indebtedness to the Debentures to the extent set forth herein.

                                  AGREEMENTS
                                  ----------

          NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

          1.   Definitions.
               -----------

          1.1. General Terms.  For purposes of this Subordination Agreement, the
               -------------
the following terms shall have the following meanings:

          "Administrative Agent" shall have the meaning set forth in the
           --------------------
definition of Bank Lenders.

          "Bank Lenders" shall mean, collectively, Bank of America, N.A., as
           ------------
administrative agent for the lenders (in such capacity, the "Administrative
                                                             --------------
Agent") and as a lender, Fleet National Bank, First Union National Bank and
-----
National Westminster Bank PLC, as lenders under the Credit Agreement and each of their respective successors and assigns.

          "Bankruptcy Law" shall mean Title 11, U.S. Code or any similar
           --------------
Federal, state or foreign law for the relief of debtors.

          "Companies" means MRM, MG and any successor entities.
           ---------

          "Credit Agreement" shall mean the Credit Agreement dated as of
           ----------------
September 21, 2000 among MRM, MG and the Bank Lenders, as amended or supplemented through the date hereof and as hereafter amended or supplemented as permitted herein.

          "Debenture Holders" shall mean the holders from time to time of any
           -----------------
Debentures.

          "Debentures" shall mean, collectively, the MRM Debentures and the
           ----------
convertible debentures due 2006 of Newco issuable in exchange for MRM Debentures in an aggregate principal amount not to exceed $112.5 million.

          "Default" shall have the meaning provided to such term in the
           -------
Debentures.

          "Distribution" shall mean any payment or distribution of any kind,
           ------------
including without limitation principal, premium, interest, dividend and fees, whether in the form of cash, securities or any other asset or property, including by way of setoff or realization on collateral.

          "Event" shall have the meaning set forth in Section 2.2(c) hereof.
           -----

          "Event of Default" shall have the meaning provided to such term in the
           ----------------
Debentures.

          "indefeasibly" shall mean, with respect to any payment, that 91 days
           ------------
have elapsed since the receipt of such payment without the institution of any case with respect to the payor under any Bankruptcy Law.

          "Indenture" shall mean the Indenture dated as of September 21, 2000 by
           ---------
and among MG, as issuer, MRM, as guarantor, and The Chase Manhattan Bank, as indenture trustee, as amended or supplemented through the date hereof and as hereafter amended or supplemented as permitted herein.

          "Indenture Trustee" shall have the meaning set forth in the
           -----------------
introductory paragraph hereof.

          "MG" shall have the meaning set forth in the introductory paragraph
           --
hereof.

          "MRM" shall have the meaning set forth in the introductory paragraph
           ---
hereof.

          "MRM Debentures" shall have the meaning set forth in the introductory
           --------------
paragraph hereof; provided, however, that for all purposes of this Subordination
                  --------  -------
Agreement, the term MRM Debentures shall not include any RHINOS Debentures.

          "MRM Debenture Purchasers" shall mean XL Investments Ltd., First Union
           ------------------------
Merchant Banking 2001, LLC, High Ridge Capital Partners II, L.P., Century Capital Partners II, L.P., Robert A. Mulderig and Taracay Investors Company.

          "Newco" shall have the meaning set forth in the Securities Purchase
           -----
Agreement.

          "Obligations" shall mean all obligations of every nature from time to
           -----------
time owed to the Subordinated Lenders or the Debenture Holders, as the case may be, or, in the case of the Indenture Trustee, with respect to which it acts as Indenture Trustee whether for principal, reimbursements, interest, dividends, fees, expenses, indemnities or otherwise, and whether primary, secondary, direct, indirect, contingent, fixed or otherwise (including obligations of performance).

          "Person" shall mean an individual or a corporation, company,
           ------
partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, government (or any agency or political subdivision thereof) or other entity of any kind.

          "Property Trustee" shall mean the Person acting as the property
           ----------------
trustee under the Trust from time to time.

          "RHINOS" shall have the meaning set forth in the introductory
           ------
paragraph hereof.

          "RHINOS Debentures" shall mean any 9 3/8% Convertible Exchangeable
           -----------------
Debentures due 2006 of MRM issued to the RHINOS Holder in exchange for an equal amount of RHINOS and any convertible debentures due 2006 of Newco issued in exchange for such 9 3/8% Convertible Exchangeable Debentures due 2006.

          "RHINOS Holder" shall have the meaning set forth in the introductory
           -------------
paragraph hereof; provided, however, that for all purposes of this Subordination
                  --------  -------
Agreement, the term RHINOS Holder shall include any holder of RHINOS Debentures.

          "Securities Act" shall mean the Securities Act of 1933, as amended.
           --------------

          "Securities Purchase Agreement" shall mean the Securities Purchase
           -----------------------------
Agreement dated as of May 8, 2001 among MRM, the MRM Debenture Purchasers and any other purchasers named therein.

          "Senior Indebtedness"  shall mean all Obligations of any kind owed by
           -------------------
MRM, MG, Newco and their respective subsidiaries to the Debenture Holders from time to time under or pursuant to the Debentures and the related guarantees thereof including, without limitation, all principal, interest (including all interest accruing after commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of MRM at the rates set forth in the Debentures, whether or not allowed) accruing thereon, premium, charges, expenses, fees and other sums chargeable to MRM, MG, Newco or any of their respective subsidiaries by the Debenture Holders, guarantee obligations and reimbursement, indemnity or other obligations due and payable to the Debenture Holders. Senior Indebtedness shall continue to constitute Senior Indebtedness, notwithstanding the fact that such Senior Indebtedness or any claim for such Senior Indebtedness is subordinated, avoided or disallowed under the applicable Bankruptcy Law or other applicable law; provided, however, that
                                                       --------  -------
amounts other than principal, interest and premium shall constitute Senior Indebtedness only to the extent that (x) such amounts have accrued as of the end of the Subordination Period and (y) such amounts are, in the aggregate, less than $5.0 million. Senior Indebtedness shall not include any obligations of any kind owed to the RHINOS Holder pursuant to the RHINOS Debentures or the Securities Purchase Agreement.

          "Senior Representative" shall mean XL Investments Ltd., solely in its
           ---------------------
capacity as representative of the holders of Senior Indebtedness under this Agreement.

          "Subordinated Indebtedness" shall mean, collectively, all Obligations
           -------------------------
of MRM, MG, Newco and the Trust arising under (i) the Credit Agreement, (ii) the Indenture, (including the notes issued thereunder), (iii) the RHINOS, (iv) the RHINOS Debentures, (v) the Trust Agreement or (vi) any of the documents or instruments executed in connection therewith and, in each case, any refinancings thereof; provided, however, that the term "Subordinated Indebtedness" shall not
         --------  -------
include any obligation to pay or reimburse any Trustee or the Indenture Trustee for its fees, expenses or indemnities.

          "Subordination Period" shall mean the period beginning on May 17, 2001
           --------------------
and ending on the earlier of (i) November 17, 2001 and (ii) the date on which all of the Required Approvals have been obtained and the Restructuring has been completed (as such terms are defined in, and determined in accordance with, the Debentures as in effect on the date hereof); provided, however, that if any
                                             --------  -------
Debenture has become due and payable prior to the earlier of the dates set forth in the immediately preceding clauses (i) and (ii), pursuant to Section 3(b) of the Debentures (as in effect on the date of this Agreement) or otherwise, the Subordination Period shall not end until all such Debentures are indefeasibly paid in full in cash.

          "Subordinated Lenders" shall mean, collectively, the Bank Lenders, the
           --------------------
Trust, the Indenture Trustee, the Property Trustee and the RHINOS Holder.

          "Subordinated Lending Agreements" shall mean the Credit Agreement
           -------------------------------
(including the other Loan Documents, as defined in the Credit Agreement), the Indenture (including the notes issued thereunder), the RHINOS, the Trust Agreement, the RHINOS Debentures, the Remarketing and Contingent Purchase Agreement executed in connection with the issuance of the RHINOS, dated as of September 21, 2000 and, solely with respect to obligations arising thereunder owing to the RHINOS Holder, the Securities Purchase Agreement, in each case, as amended, supplemented or modified.

          "Trust" shall have the meaning set forth in the introductory paragraph
           -----
hereof.

          "Trust Agreement" shall mean the Amended and Restated Trust Agreement
           ---------------
of the Trust, dated as of September 21, 2000, as amended, supplemented or modified.

          "Trustees" shall mean the Administrative Trustees and the Property
           --------
Trustee under the Trust.

          1.2.  Outstanding Debentures.  A Debenture shall be deemed to be
                ----------------------
outstanding for all purposes of this Subordination Agreement unless and until such Debenture shall have been indefeasibly paid in full in cash or such Debenture shall have been converted into or exchanged for common stock and/or common shares of MRM and/or Newco, as the case may be, in accordance with its terms.

          1.3.  Other Terms.  Except as set forth herein, capitalized terms not
                -----------
otherwise defined herein shall have the meanings given to them in the Securities Purchase Agreement.

          1.4.  Certain Matters of Construction.  The terms "herein," "hereof"
                -------------------------------
and "hereunder" and other words of similar import refer to this Subordination Agreement as a whole and not to any particular section, paragraph or subdivision. Any pronoun used shall be deemed to cover all genders. Wherever appropriate in the context, terms used herein in the singular also include the plural and vice versa. All references to statutes and related regulations shall
           ---- -----
include any amendments of same and any successor statutes and regulations. All references to any instruments or agreements, including, without limitation, references to any of the Subordinated Lending Agreements or the Debentures, shall include any and all permitted modifications, amendments, extensions or renewals thereto.

          2.    Covenants.  The Companies and each Subordinated Lender hereby
                ---------
covenant and agree that during the Subordination Period, each will comply with such of the following provisions as are applicable to it:

          2.1.  Transfers.  Each Subordinated Lender (other than the Indenture
                ---------
Trustee) covenants that any transferee of any Subordinated Indebtedness from it shall, prior to acquiring such interest, and MG and MRM covenant that, in case of the resignation or removal of the Indenture Trustee under the Indenture, they shall require as a condition to the succession thereunder of any successor Indenture Trustee, that such successor, prior to the effectiveness of such succession, execute and deliver a counterpart of this Subordination Agreement to each other party hereto or otherwise agree in writing to be bound by the provisions of this Agreement.

          2.2.  Subordination Provisions.  To induce the MRM Debenture
                ------------------------
Purchasers to purchase the MRM Debentures, notwithstanding any other provision of the Subordinated Indebtedness to the contrary, at any and all times during the Subordination Period, any Distribution with respect to the Subordinated Indebtedness is and shall be expressly junior and subordinated in right of payment to all amounts due and owing upon all Senior Indebtedness outstanding from time to time, as follows:

          (a)  Payments.  At any and all times during the Subordination Period,
               --------
     none of MRM, MG or any of the guarantors signatories to this Subordination Agreement shall and none of them shall permit any of their respective Subsidiaries to make, and no Subordinated Lender shall accept, any Distribution on the Subordinated Indebtedness until such time as all amounts constituting Senior Indebtedness then due and payable shall have been indefeasibly paid in full and satisfied; provided, however, that, so
                                                   --------  -------
     long as no Default in the payment of interest on the Debentures shall have occurred and be continuing or would result therefrom, (x) MRM, MG and/or Newco may make, and the Bank Lenders, the Trust and the Indenture Trustee may accept, regular scheduled payments of interest and regularly scheduled payments of fees and reimbursement of reasonable expenses required by the Credit Agreement and the related documents as in effect on the date hereof only, when due, on the Credit Agreement and the Indenture, as applicable, made in accordance with the terms of the Credit Agreement and the Indenture, as applicable, as in effect on the date of this Subordination Agreement and (y) MRM, MG, the Trust and/or Newco may make, and the RHINOS Holder may accept, regular scheduled payments of dividends only, when due, on the RHINOS made in accordance with the terms of the RHINOS as in effect on the date of this Subordination Agreement.

          (b)  Limitation on Acceleration and Principal Payments.  At any and
               -------------------------------------------------
     all times during the Subordination Period, no Subordinated Lender shall be entitled to accelerate the maturity of any Subordinated Indebtedness, exercise any remedies, commence any action or proceeding to recover any amounts due or to become due or accept for payment any amounts in respect of principal with respect to Subordinated Indebtedness while any Senior Indebtedness remains outstanding until, in each case, at least four business days following the date of delivery to the Senior Representative of written notice of the default, event of default or other event giving rise to the right to so accelerate, exercise remedies, commence an action or the requirement for the payment of principal and of such Subordinated Lenders' intention to so accelerate, exercise remedies, commence an action or accept such principal payment; provided, however, that the foregoing
                                       --------  -------
     limitation shall not be applicable from and after the first to occur of (x) the occurrence of an Event, (y) the acceleration of the Senior Indebtedness and (z) the exercise by any Debenture Holder of its right to have any Debentures mandatorily redeemed pursuant to Section 3(b) of the Debentures.

          (c)  Prior Payment of Senior Indebtedness in Bankruptcy, etc.  In the
               -------------------------------------------------------
     event of any insolvency or bankruptcy proceedings relative to MRM, MG, Newco or any of their Subsidiaries or any of their respective property, or any receivership, liquidation, reorganization or other similar proceedings in connection therewith, or in the event of any proceedings for voluntary liquidation, dissolution or other winding up of MRM, MG, Newco or any of their Subsidiaries or distribution or marshaling of any of their respective assets or any composition with creditors of MRM, MG, Newco or any of their Subsidiaries, whether or not involving insolvency or bankruptcy, or if MRM, MG, Newco or any of their Subsidiaries shall cease its operations, call a meeting of its creditors or no longer do business as a going concern (each individually or collectively, an "Event"), in each case commenced or occurring during the Subordination Period, then all Senior Indebtedness shall be paid in full in cash before any Distribution shall be made on account of any Subordinated Indebtedness. Any such Distribution which would, but for the provisions hereof, be payable or deliverable in respect of the Subordinated Indebtedness, shall be paid or delivered directly to the Senior Representative for distribution to the Debenture Holders in the proportions in which they hold the Debentures, until all amounts owing upon Senior Indebtedness shall have been indefeasibly paid in full in cash. The Subordinated Indebtedness shall continue to be treated as Subordinated Indebtedness and the provisions of this Subordination Agreement shall continue to gov-ern the relative rights and priorities of the Debenture Holders and the Subordinated Lenders even if all or part of a payment made in respect of Senior Indebtedness during the Subordination Period, including in respect of any Debenture Holder's exercise of its right to have Debentures mandatorily redeemed pursuant to Section 3(b) of the Debentures, is subordinated, set aside, avoided or disallowed in connection with any such Event, and this Subordination Agreement shall be reinstated if at any time any payment of any of the Senior Indebtedness made during the Subordination Period is rescinded or must otherwise be returned by any Debenture Holder or any representative of such Debenture Holder.

          (d)  Power of Attorney.  Solely to enable the Debenture Holders to
               -----------------
     assert and enforce their rights hereunder in any proceeding referred to in
     Section 2.2(c) or upon the happening of any Event, the Senior Representative or any person who it may designate is hereby irrevocably appointed attorney in fact for each Subordinated Lender with full power to act in the place and stead of each Subordinated Lender, to make, present and file (but not to vote) such proofs of claim against MRM, MG, Newco or any other Subsidiary of MRM on account of all or any part of the Subordinated Indebtedness as the Debenture Holders may deem advisable if such Subordinated Lender has not done so by the earlier of (i) 30 days after being asked by the Senior Representative to do so or (ii) two business days prior to the bar date for such filing and to receive and collect any and all Distributions made thereon (other than payments of interest, dividends and the fees and expenses contemplated by Section 2.2(a) hereof only made in accordance with the terms of Section 2.2(a) hereof) and to apply the same on account of the Senior Indebtedness. Each Subordinated Lender will execute and deliver to the Debenture Holders such instruments as may be reasonably required by the Debenture Holders to effectuate the aforesaid power of attorney and to effect collection of any and all payments which may be made at any time on account thereof (other than payments of interest, dividends and the fees and expenses contemplated by Section 2.2(a) hereof only made in accordance with the terms of Section 2.2(a) hereof).

          (e)  Payments Held in Trust.  Should any Distribution or the proceeds
               ----------------------
     thereof in respect of the Subordinated Indebtedness be collected or received by any Subordinated Lender or any Affiliate (as such term is defined in Rule 405 of the Securities Act) of such Subordinated Lender at a time when such Subordinated Lender is not permitted to receive any such Distribution (provided that such Subordinated Lender shall be deemed to be permitted to receive any such Distribution that is permitted by Section 2.2(a) unless it or its representative has timely received notice described in the proviso at the end of Section 2.2(e), then such Subordinated Lender will forthwith deliver, or cause to be delivered, the same to the Senior Representative for the accounts of the Debenture Holders on a pro rata basis in proportion to the principal amount of Debentures held by each Debenture Holder, and until so delivered the same shall be held in trust by such Subordinated Lender or any such Affiliate as the property of the Debenture Holders and shall not be commingled with other property of such Subordinated Lender or any such Affiliate; provided; however, that such
                                                --------  -------
     Subordinated Lender may retain any Distribution permitted by Section 2.2(a) received by it following a Default in the payment of interest on the Debentures if neither it nor its representative has received notice of such Default within 30 days of its occurrence.

          (f)  Subrogation.  Subject to the prior payment in full in cash and
               -----------
     satisfaction of all Senior Indebtedness, to the extent that the Debenture Holders have received any Distribution on the Senior Indebtedness which, but for this Subordination Agreement, would have been applied to the Subordinated Indebtedness, each Subordinated Lender shall be subrogated to the then or thereafter rights of the Debenture Holders, including, without limitation, the right to receive any Distribution made on the Senior Indebtedness until the principal of, interest on and other charges due under the Subordinated Indebtedness shall be indefeasibly paid in full in cash; and, for the purposes of such subrogation, no Distribution to the Debenture Holders to which the Subordinated Lenders would be entitled except for the provisions of this Subordination Agreement shall, as between MRM, MG, Newco, any other Subsidiary of MRM, their creditors (other than the Debenture Holders) and the Subordinated Lenders, be deemed to be a Distribution by MRM, MG or Newco to or on account of Senior Indebtedness, it being understood that the provisions hereof are and are intended solely for the purpose of defining the relative rights of each Subordinated Lender on the one hand, and the Debenture Holders on the other hand.

          (g)   Scope of Subordination.  The provisions of this Agreement are
                ----------------------
     solely to define the relative rights of the Subordinated Lenders and the Debenture Holders with respect to the Senior Indebtedness. Nothing in this Subordination Agreement shall impair, as between MRM, MG and Newco, on the one hand, and each Subordinated Lender, on the other hand, the unconditional and absolute obligations of MRM, MG and Newco to punctually pay the principal, interest and any other amounts and Obligations owing under the Subordinated Indebtedness and the Subordinated Lending Agreements in accordance with the terms thereof, subject to the rights of the Debenture Holders under this Subordination Agreement.

          3.    Miscellaneous.
                -------------

          3.1.  Survival of Rights.  Except as expressly otherwise provided
                ------------------
herein, the right of the Debenture Holders to enforce the provisions of this Subordination Agreement shall not be prejudiced or impaired by any act or omitted act of the Companies or of any Debenture Holder, including forbearance, waiver, consent, compromise, amendment, extension, renewal, or taking or release of security in respect of any Debenture or noncompliance by the Companies with such provisions, regardless of the actual or imputed knowledge of any Debenture Holder.

          3.2.  Receipt of Agreements.  MRM hereby acknowledges that it has
                ---------------------
delivered to the MRM Debenture Purchasers correct and complete copies of the Subordinated Lending Agreements as in effect on the date hereof. MRM hereby acknowledges that it has delivered to the Subordinated Lenders a correct and complete copy of the Securities Purchase Agreement and the form of MRM Debenture and Newco Debenture as in effect on the date hereof.

          3.3.  No Amendment of Subordinated Lending Agreements.  Until the
                -----------------------------------------------
earlier of (i) the expiration of the Subordination Period and (ii) the day following the first day on which no Debentures shall be outstanding, none of MRM, MG or any Subordinated Lender shall enter into any amendment to or modification of any Subordinated Lending Agreements which relates to or affects the Subordinated Indebtedness, without the prior written consent of the Requisite Holders (as defined in the Securities Purchase Agreement), which consent shall not be unreasonably withheld or delayed.

          3.4.  Amendments to Debentures.  Until the expiration of the
                ------------------------
Subordination Period, no amendment or modification to the Debentures may, without the prior written consent of the Subordinated Lenders (which consent shall not be unreasonably withheld or delayed), increase the principal amount of or contractual interest rate or premium on the Debentures, modify the provisions of Section 3(b) of the Debentures, modify the provisions of Section 7 of the Debentures or modify the Debentures in a manner which materially adversely affects the subrogation rights of the Subordinated Lenders under Section 2.2 (f) hereof.

          3.5.  Notice of Default and Certain Events.  The Debenture Holders and
                ------------------------------------
the Subordinated Lenders shall undertake to use commercially reasonable efforts to notify each of the other parties to this Agreement of the occurrence of any of the following, as applicable:

          (a) the obtaining of actual knowledge of the occurrence of an Event or any Default under any Senior Indebtedness or any default under any Subordinated Lending Agreement;

          (b) the acceleration of any Senior Indebtedness by the Debenture Holders or, to the extent permitted under this Subordination Agreement, of any Subordinated Indebtedness by any Subordinated Lenders;

          (c) the granting by the Debenture Holders of any waiver of any Event of Default under the Debentures or the granting by any Subordinated Lender of any waiver of any breach or default under any Subordinated Lending Agreements;

          (d) the exercise of the right to have the Debentures mandatorily redeemed pursuant to Section 3(b) of the Debentures;

          (e)   the termination of the Subordination Period; or

          (f) the indefeasible payment in full by MRM, MG, Newco or any other Subsidiary of MRM (whether as a result of refinancing or otherwise) of all Senior Indebtedness.

          The failure of any party to give such notice shall not itself give rise to liability to any other party to this Subordination Agreement or affect the subordination of the Subordinated Indebtedness as provided in this Subordination Agreement.

          3.6.  Notices.  Any notice or other communication required or
                -------
permitted pursuant to this Subordination Agreement shall be deemed given (a) when personally delivered to any officer of the party to whom it is addressed,
(b) on the earlier of actual receipt thereof or five (5) days following posting thereof by certified or registered mail, postage prepaid, (c) upon actual receipt thereof when sent by a recognized overnight delivery service or (d) upon actual receipt thereof when sent by facsimile to the number set forth below with telephone communication confirming receipt and subsequently confirmed by registered, certified or overnight mail to the address set forth below, in each case, addressed to each party at its address set forth below or at such other address as has been furnished in writing by a party to the other by like notice:

If to the MRM, MG or Newco:             c/o Mutual Risk Management Ltd.
                                        44 Church Street
                                        Hamilton HM12
                                        Bermuda
                                        Attention: Chief Executive Officer
                                        Telephone: (441) 295-5688
                                        Facsimile: (441) 292-1867

               with a copy to:          Mayer, Brown & Platt
                                        190 South LaSalle Street
                                        Chicago, Illinois 60603
                                        Attention: Richard W. Shepro
                                        Telephone: (312) 782-0600
                                        Facsimile: (312) 701-7711

If to the Debenture Holders:            XL Investments Ltd.,
                                            as Debenture Holder and as Senior
                                            Representative
                                        c/o XL Capital Ltd.
                                        XL House
                                        One Bermudiana Road

                                        Hamilton HM 11
                                        Bermuda
                                        Attention: Paul Giordano
                                        Telephone: (441) 294-7162
                                        Facsimile: (441) 292-5280

                  with a copy to:       Cahill Gordon & Reindel
                                        80 Pine Street
                                        New York, New York 10005-1702
                                        Attention: Immanuel Kohn
                                        Telephone: (212) 701-3000
                                        Facsimile: (212) 269-5420

                                        First Union Merchant Banking 2001, LLC
                                        One First Union Center - 12th Floor
                                        301 South College Street
                                        Charlotte, North Carolina 28288-0732
                                        Attention: Wellford Tabor
                                        Telephone: (704) 374-4540
                                        Facsimile: (704) 374-6711

                                        High Ridge Capital Partners II, L.P.
                                        105 Rowayton Avenue
                                        Rowayton, Connecticut 06853
                                        Attention: James L. Zech
                                        Telephone: (203) 831-0104
                                        Facsimile: (203) 831-0480

                  with a copy to:       Robinson, Bradshaw & Hinson, P.A.
                                        101 North Tryon Street
                                        Suite 1900
                                        Charlotte, North Carolina 28246
                                        Attention: Steve Lynch
                                        Telephone: (704) 377-8355
                                        Facsimile: (704) 373-3955

                                        Century Capital Partners II, L.P.
                                        c/o Century Capital Management, Inc.
                                        One Liberty Square
                                        Boston, Massachusetts 02109
                                        Attention: Craig Eisenacher
                                        Telephone: (617) 482-3060
                                        Facsimile: (617) 542-9398

                                        Taracay Investors Company
                                        104 Wallacks Point
                                        Stamford, Connecticut 06902
                                        Attention: Robert Clements

                                        Telephone: (203) 862-4343
                                        Facsimile: (203) 625-8366

                      with a copy to:   Palmer & Dodge LLP
                                        One Beacon Street
                                        Boston, Massachusetts 02108
                                        Attention: Ron Eppen
                                        Telephone: (617) 573-0322
                                        Facsimile: (617) 227-4420

If to the Bank Lenders:                 Bank of America, N.A., as
                                        Administrative Agent
                                        231 S. LaSalle Street
                                        Chicago, Illinois 60697
                                        Attention: Mehul Meht
                                        Telephone: (312) 828-2147
                                        Facsimile: (312) 987-0889

If to the RHINO Holder or the holder    Intrepid Funding Master Trust
of the RHINOS Debentures                c/o Wilmington Trust Company
                                        as Owner-Trustee
                                        Rodney Square North
                                        1100 North Market Street
                                        Wilmington, Delaware 19890
                                        Attention: Mary Kay Pupillo
                                        Telephone: (302) 651-8558
                                        Facsimile: (302) 651-8882

                      with a copy to:   Banc of America Securities LLC
                                        9 West 57th Street
                                        New York, New York 10019
                                        Attention: William Caccamise
                                        Telephone: (212) 847-5109
                                        Facsimile: (212) 847-5124

If to the Trust:                        Administrative Trustees of MRM Capital
                                         Trust I
                                        c/o Mutual Group Ltd
                                        One Logan Square, Suite 1500
                                        Philadelphia, Pennsylvania 19103
                                        Attention: Richard O'Brien
                                        Telephone: (215) 963-1600
                                        Facsimile: (215) 963-1610

If to the Property Trustee:             Property Trustee of MRM Capital Trust I
                                        The Chase Manhattan Bank
                                        450 West 33rd Street
                                        New York, New York 10001
                                        Attention: Institutional Trust Services

                                         Telephone: (212) 946-3082
                                         Facsimile: (212) 946-8161

If to the Indenture Trustee:             The Chase Manhattan Bank
                                         450 West 33/rd/ Street
                                         New York, New York 10001
                                         Attention: Institutional Trust Services
                                         Telephone: (212) 946-3082
                                         Facsimile: (212) 946-8161


          3.7. Books and Records. Each Subordinated Lender shall furnish the
               -----------------
Debenture Holders, upon request from time to time, a statement of the account between the Subordinated Lenders, on the one hand, and MRM and/or MG and Newco, on the other hand. Each Debenture Holder (or the Representative) shall furnish the Subordinated Lenders, upon request from time to time, a statement of account between the Debenture Holders, on the one hand, and MRM and/or MG and Newco, on the other hand.

          3.8  Binding Effect; Other. This Subordination Agreement shall be a
               ---------------------
continuing agreement, shall be binding upon and shall inure to the benefit of the parties hereto from time to time and their respective successors and assigns and shall be irrevocable. Except as expressly provided otherwise herein, no action any Debenture Holder, MRM, MG or Newco may take or refrain from taking with respect to the Senior Indebtedness, including any amendments thereto, shall affect the provisions of this Subordination Agreement or the obligations of any Subordinated Lender hereunder. Any waiver or amendment hereunder must be evidenced by a signed writing of the party to be bound thereby, and shall only be effective in the specific instance. The headings in this Subordination Agreement are for convenience of reference only, and shall not alter or otherwise affect the meaning hereof. This Subordination Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties hereto.

          3.9  Legend. Each Subordinated Lender, for itself and its successors
               ------
and assigns, covenants to cause each note and each other instrument representing or evidencing the Subordinated Indebtedness to have affixed upon it or included in it the following legend until the earlier of (i) the expiration of the Subordination Period and (ii) subject to the last sentence of Section 2.2(c), the day following the first day on which no Debentures shall remain outstanding (provided that any failure to do so shall not itself give rise to liability to any other party to this Subordination Agreement or affect the subordination of the Subordinated Indebtedness as provided in this Subordination Agreement):

     "This instrument is subject to a Subordination Agreement dated as of May 17, 2001 between the maker and payee for the benefit of the holders from time to time of certain Debentures. Section 2 of the Subordination Agreement, among other things, under certain circumstances subordinates the maker's or obligor's obligations hereunder to the prior payment of all obligations of the maker or obligor to the Debenture Holders defined therein."

          Notwithstanding the foregoing, no Trustee or Indenture Trustee shall be obligated to affix the foregoing legend on any note issued under the Indenture until such time as MG and MRM shall have provided to it a copy of such legend suitable for affixation thereon and then, only after all expenses related thereto have been paid to such Trustee or Indenture Trustee, as the case may be, by MG or MRM.

          3.10. Certain Trustee Matters.
                -----------------------

          (a) MRM shall give prompt written notice to the Property Trustee and the Indenture Trustee of any fact known to MRM that would prohibit the making of any payment to or by either such Trustee in respect of the Subordinated Indebtedness. Notwithstanding the provisions of this Subordination Agreement or any provision of the Subordinated Lending Agreements, neither Trustee shall be charged with knowledge of the existence of any facts that would prohibit the making of any payment to or by such Trustee in respect of the Subordinated Indebtedness unless and until the Trustee shall have received written notice thereof from MRM or a holder of Senior Indebtedness or from any trustee, agent or representative or attorney-in-fact therefor; provided, however, that if such
                                                --------  -------
Trustee shall not have received the notice provided for in this Section at least two Business Days prior to the date upon which by the terms hereof any monies may become payable for any purpose, then, anything herein contained to the contrary notwithstanding, such Trustee shall have full power and authority to receive such monies and to apply the same to the purpose for which they were received and shall not be affected by any notice to the contrary that may be received by it within two Business Days prior to such date, but this provision shall not affect the rights or obligations of the other Subordinated Lenders under Section 2.2(e).

          (b) Each such Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself or herself to be a holder of Senior Indebtedness (or a trustee, agent, representative or attorney-in-fact therefor) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee, agent, representative or attorney-in-fact therefor). In the event that such Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Subordination Agreement, such Trustee may request such Person to furnish evidence to the reasonable satisfaction of such Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Section, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

          (c) Upon any payment or distribution of assets referred to in this Subordination Agreement, each such Trustee shall be entitled to conclusively rely upon any order or decree entered by any court of competent jurisdiction in which any proceeding referred to in Section 2.2(c) is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Person subject to such proceeding, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Subordination Agreement.

          (d) No such Trustee, in its capacity as such, shall be deemed to owe any fiduciary duty to the holder of Senior Indebtedness and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Subordinated Lenders or to any other Person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Subordination Agreement or otherwise.

          (e) Each such Trustee in its individual capacity shall be entitled to all the rights set forth in this Subordination Agreement with respect to any Senior Indebtedness that may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Subordination Agreement shall deprive such Trustee of any of its rights as such holder.

          (f) The Property Trustee and the Indenture Trustee may conclusively assume that no Default has occurred, the Subordination Period has not expired and that all amounts owed upon Senior Indebtedness have not been indefeasibly paid in full in cash unless and until it has received written notice of such Default or the expiration of the Subordination Period or of such payment, as the case may be.

          (g) For purposes of this Section 3.10, all references to "Trustee" shall be deemed to include the Indenture Trustee.

          4.   Representations and Warranties.
               ------------------------------

          (a) Each Subordinated Lender (other than the Indenture Trustee) represents and warrants (as to itself only) to the Debenture Holders that such Subordinated Lender is the holder of Subordinated Indebtedness. Each Subordinated Lender agrees that it shall not assign or transfer any of its Subordinated Indebtedness without such assignment or transfer being made expressly subject to the terms of this Subordination Agreement. Each Subordinated Lender further warrants (as to itself only) to the Debenture Holders that it has full right, power and authority to enter into this Subordination Agreement and that this Subordination Agreement has been duly authorized, executed and delivered by such Subordinated Lender and is a legal, valid and binding agreement of such Subordinated Lender.

          (b) The Administrative Agent represents and warrants to the Debenture Holders that the Bank Lenders party to this Subordination Agreement constitute all of the Lenders party to the Credit Agreement on the date hereof.

          (c) The Administrative Trustees represent and warrant to the Debenture Holders that the RHINOS Holder party to this Subordination Agreement is the sole holder of RHINOS on the date hereof.

          (d) Each Debenture Holder represents and warrants (as to itself only) to the Subordinated Lenders that it is a holder of the Senior Indebtedness. Each Debenture Holder further warrants (as to itself only) to the Subordinated Lenders that it has full right, power and authority to enter into this Subordination Agreement and that this Subordination Agreement has been duly authorized, executed and delivered by such Debenture Holder and is a legal, valid and binding agreement of such Debenture Holder.

          5.   Termination. This Subordination Agreement shall terminate and be
               -----------
of no further force and effect after the earlier of (i) the expiration of the Subordination Period and (ii) subject to the last sentence of Section 2.2(c), the day following the first day on which no Debentures shall remain outstanding.

          6.   Governing Law; Submission to Jurisdiction; Venue.
               ------------------------------------------------

          (a) THIS SUBORDINATION AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

          (b) If any action, proceeding or litigation shall be brought by the Debenture Holders in order to enforce any right or remedy under this Subordination Agreement, the Debenture Holders and the Subordinated Lenders hereby consent and will submit to the jurisdiction of any state or federal court of competent jurisdiction sitting within the area comprising the Southern District of New York on the date of this Subordination Agreement; provided,
                                                                  --------
however, that such submission to jurisdiction shall be for purposes of actions,
-------
proceedings or litigation in respect of this Subordination Agreement only and not a general submission to jurisdiction. The Debenture Holders and the Subordinated Lenders hereby irrevocably waive any objection, including, but not limited to, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any such action, proceeding or litigation in such jurisdiction. The Debenture

Holders and the Subordinated Lenders further agree that they shall not bring any action, proceeding or litigation arising out of this Subordination Agreement in any state or federal court other than any state or federal court of competent jurisdiction sitting within the area comprising the Southern District of New York on the date of this Subordination Agreement.

          (c) Each Debenture Holder and Subordinated Lender (other than a Debenture Holder or Subordinated Lender whose principal place of business is in the area comprising the Southern District of New York or is otherwise subject to proper service of process within the area comprising the Southern District of New York) hereby irrevocably designates CT Corporation at an address in New York City designated at the date of this Subordination Agreement as the designee, appointee and agent of such Debenture Holder or Subordinated Lender, as the case may be, to receive, for and on behalf of such Debenture Holder or Subordinated Lender, as the case may be, service of process in such jurisdiction in any action, proceeding or litigation with respect to this Subordination Agreement. It is understood that a copy of such process served on such agent will be promptly forwarded by mail to each Debenture Holder and Subordinated Lender, as the case may be, at the address set forth herein, but the failure of such Debenture Holder or Subordinated Lender, as the case may be, to have received such copy shall not affect in any way the service of such process. Each Debenture Holder and Subordinated Lender (other than a Debenture Holder or Subordinated Lender whose principal place of business is in the area comprising the Southern District of New York) further irrevocably consents to the service of process of any of the aforementioned courts in any such action, proceeding or litigation by the mailing of copies thereof by registered or certified mail, postage prepaid, to such Debenture Holder or Subordinated Lender, as the case may be, at said address, such service to become effective thirty (30) days after such mailing.

          (d) Nothing herein shall affect the right of any Debenture Holder or Subordinated Lender to serve process in any other manner permitted by law. If service of process is made on a designated agent it shall be made by either (i) personal delivery or (ii) mailing a copy of summons and complaint to the agent via registered or certified mail, return receipt requested, postage prepaid.

          (e) EACH DEBENTURE HOLDER AND SUBORDINATED LENDER HEREBY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, PROCEEDING OR LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS SUBORDINATION AGREEMENT.

          7.   Execution by Newco and Future Guarantors. Promptly after the
               ----------------------------------------
formation of Newco or the formation or acquisition of any direct or indirect subsidiary of MRM that is required to become a guarantor of the Debentures pursuant to the terms thereof, MRM will cause Newco or such additional guarantor, as the case may be, to execute and deliver a counterpart to this Subordination Agreement pursuant to which Newco or such additional guarantor, as the case may be, shall, by so executing this Subordination Agreement, become a party to this Subordination Agreement as if it were an original party hereto and upon which this Subordination Agreement shall constitute a valid and binding agreement of Newco or such additional guarantor, as the case may be, enforceable in accordance with its terms.

          IN WITNESS WHEREOF, the undersigned have entered into this Agreement as of the date first written above.

          BANK LENDERS:

                                    BANK OF AMERICA, N.A.,
                                     as Administrative Agent and as Lender



                                    By:  /s/ Gary R. Peet
                                        -------------------------------------
                                        Name:  Gary R. Peet
                                        Title: Managing Director



                                    FLEET NATIONAL BANK


                                    By:  /s/ Anson T. Harris
                                        -------------------------------------
                                        Name:  Anson T. Harris
                                        Title: Director



                                    FIRST UNION NATIONAL BANK


                                    By:  /s/ Gail M. Golightly
                                        -------------------------------------
                                        Name:  Gail M. Golightly
                                        Title: Senior Vice President


                                    NATIONAL WESTMINSTER BANK PLC


                                    By:  /s/ Jon Bowring
                                        -------------------------------------
                                        Name:  Jon Bowring
                                        Title: Senior Corporate Manager,
                                               Insurance

        RHINOS HOLDER:
                                  Wilmington Trust Company
                                  not in its individual capacity
                                  but solely as Owner-Trustee

                                  INTREPID FUNDING MASTER TRUST


                                  By: /s/ Mary Kay Pupillo
                                      --------------------------------------
                                      Name:  Mary Kay Pupillo
                                      Title: Senior Financial Services Officer

        RHINOS DEBENTURE HOLDER:

                                  Wilmington Trust Company
                                  not in its individual capacity
                                  but solely as Owner-Trustee

                                  INTREPID FUNDING MASTER TRUST


                                  By: /s/ Mary Kay Pupillo
                                      --------------------------------------
                                      Name:  Mary Kay Pupillo
                                      Title: Senior Financial Services Officer

        TRUST:

                                  MRM CAPITAL TRUST I


                                  By: /s/ Richard O'Brien
                                      -------------------------------------
                                      Name:  Richard O'Brien
                                      Title: Senior Vice President

                                  Richard O'Brien, not in his individual
                                  capacity but solely as Administrative
                                  Trustee of the Trust

                                  /s/ Richard O'Brien
                                  _________________________________________


                                  Elizabeth Price, not in her individual
                                  capacity but solely as Administrative
                                  Trustee of the trust


                                  /s/ Elizabeth Price
                                  ------------------------------------------

                                    THE CHASE MANHATTAN BANK,
                                    not in its individual capacity but solely as Property Trustee of the Trust



                                    By: /s/ Sheik Wiltshire
                                        -------------------------------
                                        Name:  Sheik Wiltshire
                                        Title: Assistant Vice President

          INDENTURE TRUSTEE:

                                    THE CHASE MANHATTAN BANK,
                                     as Trustee under the Indenture



                                    By: /s/ Sheik Wiltshire
                                        -------------------------------
                                        Name:  Sheik Wiltshire
                                        Title: Assistant Vice President

          DEBENTURE HOLDERS:

                                    XL INSURANCE LTD



                                    By: /s/ Christopher Coelho
                                        -------------------------------
                                        Name:  Christopher Coelho
                                        Title: Senior Vice President
                                               Chief Financial Officer

                                    FIRST UNION MERCHANT BANKING 2001, LLC



                                    By:  /s/ Frederick W. Eubank, II
                                        -------------------------------------
                                        Name:  Frederick W. Eubank, II
                                        Title: Partner


                                    HIGH RIDGE CAPITAL PARTNERS II, L.P.



                                    By:  /s/ Steve Tynan
                                        -------------------------------------
                                        Name:  Steve Tynan
                                        Title: President, Liberty Street Corp.,
                                               as general partner of Liberty
                                               Street Partners, LP,
                                               as member of High Ridge GP II
                                               LLC,
                                               as general partner of High Ridge
                                               Capital Partners II, L.P.


                                    CENTURY CAPITAL PARTNERS II, L.P.



                                    By:  /s/ Craig Eisenacher
                                        -------------------------------------
                                        Name:  Craig Eisenacher
                                        Title: Managing Member


                                    /s/ Robert A. Mulderig
                                    -----------------------------------------
                                    Robert A. Mulderig



                                    TARACAY INVESTORS COMPANY



                                    By:  /s/ Robert Clements
                                        -------------------------------------
                                        Name:  Robert Clements
                                        Title:

                                ACKNOWLEDGEMENT


          The undersigned hereby acknowledges and agrees to the foregoing Subordination Agreement. The undersigned agrees to be bound by the terms and provisions thereof as they relate to the relative rights of the Debenture Holders and the holders of the Subordinated Indebtedness with respect to each other. However, nothing therein shall be deemed to amend, modify, supersede or otherwise alter the terms of the respective agreements between the undersigned and the Debenture Holders, on the one hand, and the holders of the Subordinated Indebtedness, on the other hand. The undersigned further agrees that the Subordination Agreement is solely for the benefit of the Debenture Holders and the holders of the Subordinated Indebtedness and shall not give the undersigned, its successors and assigns, or any other person, any rights vis-a-vis the Debenture Holders or any holders of the Subordinated Indebtedness.


                                    MUTUAL RISK MANAGEMENT LTD.



                                    By:  /s/ Richard E. O'Brien
                                        ------------------------------------
                                        Name:  Richard E. O'Brien
                                        Title: Senior Vice President


                                    MUTUAL GROUP LTD.



                                    By:  /s/ Richard E. O'Brien
                                        ------------------------------------
                                        Name:  Richard E. O'Brien
                                        Title: Senior Vice President


                                    LEGION FINANCIAL CORP.



                                    By:  /s/ Richard E. O'Brien
                                        ------------------------------------
                                        Name:  Richard E. O'Brien
                                        Title: Senior Vice President

                                    MGL INVESTMENTS LTD.



                                    By:  /s/ Richard E. O'Brien
                                        ------------------------------------
                                        Name:  Richard E. O'Brien
                                        Title: Senior Vice President



                                    MRM SECURITIES LTD.



                                    By:  /s/ Richard E. O'Brien
                                        ------------------------------------
                                        Name:  Richard E. O'Brien
                                        Title: Senior Vice President



                                    MUTUAL FINANCE LTD.



                                    By:  /s/ Elizabeth B. Price
                                        ------------------------------------
                                        Name:  Elizabeth B. Price
                                        Title: Secretary



                                    MUTUAL RISK MANAGEMENT (HOLDINGS) LTD.



                                    By:  /s/ Elizabeth B. Price
                                        ------------------------------------
                                        Name:  Elizabeth B. Price
                                        Title: Secretary